UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 22, 2007

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	31-1101097 (I.R.S. Employer Identification No.)

2831 Dexter Drive, Elkhart, Indiana (Address of Principal Executive Offices)		46514 (Zip Code)

(574) 262-0123
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 22, 2007, the Board of Directors of the Registrant amended Section 6.2 of the Registrant’s bylaws.  The amendment authorizes the issuance of uncertificated shares in certain circumstances. The amendment makes the Registrant’s shares eligible for inclusion in a direct registration system, as required by Rule 501.00 of the New York Stock Exchange’s Listed Company Manual. A copy of Section 6.2 of the Registrant’s bylaws, as amended, is attached hereto as Exhibit 3.1 to this Form 8-K and incorporated by reference herein.

ITEM 9.01

Financial Statements and Exhibits.

        (d)        The following exhibit is furnished as a part of this Report

                3.1        Section 6.2 of the Bylaws of Coachmen Industries, Inc., as amended effective August 22, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date:  August 28, 2007

By:    /s/Jeffery A. Tryka

             Jeffery A. Tryka, Secretary